BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED JANUARY 4, 2019

TO THE

PROSPECTUS DATED APRIL 30, 2018, AS SUPPLEMENTED

JPMORGAN CORE BOND PORTFOLIO

Effective immediately, Peter D. Simons no longer serves as a Portfolio Manager of the JPMorgan Core Bond Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. Effective immediately, the following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers

Barbara Miller, Managing Director of JPMIM, and Richard D. Figuly, Managing Director of JPMIM, have managed the Portfolio since 2015 and 2016, respectively.

In the section entitled “Additional Information About Management – The Subadviser,” the fifth and seventh paragraphs are deleted in their entirety, and the fifth paragraph is replaced with the following:

A team of investment professionals led by Barbara Miller, Managing Director and Lead Portfolio Manager, and Richard D. Figuly, Managing Director, manage the Portfolio.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE